U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-KA

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 1, 2006

                          GROEN BROTHERS AVIATION, INC.
             (Exact name of registrant as specified in its charter)

                                     0-18958
                              (Commission File No.)

                 Utah                                     87-0489865
   (State or other jurisdiction of
    incorporation or organization)            (IRS Employer Identification No.)


                        2640 W. California Ave., Suite A
                         Salt Lake City, Utah 84104-4593
                    (Address of principal executive offices)

                                 (801) 973-0177
                         (Registrant's telephone number)

                                 Not applicable
          (Former Name or Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 4.01  Changes in Registrant's Certifying Accountant

         On March 1, 2006, the Company engaged HJ & Associates, LLC ("HJ"), as the Company's independent registered accounting firm to audit the Company's consolidated financial statements for the fiscal year ending June 30, 2006. On March 1, 2006, the Company dismissed Tanner LC ("Tanner") as the Company's independent registered accounting firm. The Board of Directors of the Company recommended and approved the decision to change accountants.

         Tanner's report dated September 30, 2005, except for Note 21, which is dated October 11, 2005, on the Company's consolidated balance sheet as of June 30, 2005, and the consolidated statements of operations, stockholders' deficit and cash flows for the years ended June 30, 2005 and 2004 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles with the exception of a modification for uncertainty as to the Company's ability to continue as a going concern.

         During the two-year period ended June 30, 2005 and from that date through March 1, 2006, there were no disagreements between Tanner and the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Tanner, would have caused Tanner to make reference to the subject matter of such disagreements in connection with its reports.

         During the two-year period ended June 30, 2005 and from that date through March 1, 2006, Tanner and the Company identified the following reportable conditions in the Company's internal controls over financial reporting:

         1) The Company's ability to identify, record and report cost of sales of the Company's products, the cost of raw materials and parts inventories, and the cost of work-in-process inventories through the Company's manufacturing and cost accounting software;

         2) An overall lack of segregation of duties resulting from the limited number of personnel in the Company's accounting department; and

         3) The timely evaluation and recording of transactions related to the Company's Series B 15% Preferred Stock and the Company's put option liability.

         The Board of Directors of the Company has discussed these reportable conditions with Tanner, and has authorized Tanner to respond fully to the inquiries of HJ concerning the subject matter of these reportable conditions.

         During the two-year period ended June 30, 2005 and from that date through March 1, 2006, neither the Company nor anyone on behalf of the Company has consulted with HJ regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters required to be disclosed under Item 304(a)(1)(iv) of Regulation S-B.

         The Company requested Tanner to furnish a letter to the SEC stating whether it agrees with the above statements. The letter is furnished as Exhibit 16.1.


Item 9.01  Financial Statements and Exhibits

         Furnished with this report as Exhibit 16.1 is the letter from Tanner LC, dated March 7, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Groen Brothers Aviation, Inc.


Date:  March 7, 2006                        By:  /s/ Dennis P. Gauger
                                               ----------------------
                                                Dennis P. Gauger, Chief
                                                Financial Officer